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                                                                  EXHIBIT 10.2.3

                             PARENT PLEDGE AGREEMENT


         This PARENT PLEDGE AGREEMENT (this "Agreement"), entered into as of this 1st day of February, 2000, by and between STATE COMMUNICATIONS, INC., a South Carolina corporation (the "Pledgor"), and TORONTO DOMINION (TEXAS), INC., a Delaware corporation (the "Administrative Agent"), as administrative agent for the Lenders (as defined below),

                                   WITNESSETH:

         WHEREAS, TRIVERGENT COMMUNICATIONS, INC., a South Carolina corporation (the "Borrower"), the financial institutions whose names appear as Lenders on the signature pages thereof (the "Lenders"), TD SECURITIES (USA), INC. and CAPITAL SYNDICATION CORPORATION, an affiliate of The CIT Group, Inc., as co-lead arrangers and co-book runners, NEWCOURT COMMERCIAL FINANCE CORPORATION, an affiliate of The CIT Group, Inc., as documentation agent, FIRST UNION NATIONAL BANK, as Syndication Agent, and the Administrative Agent, are parties to that certain Loan Agreement dated as of February 1, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which the Lenders have agreed to make Loans to the Borrower in the aggregate committed amount of $120,000,000; and

         WHEREAS, the Administrative Agent has agreed to act as administrative agent for itself and for the ratable benefit of the Lenders, in connection with the transactions contemplated by the Loan Agreement; and

         WHEREAS, the Pledgor is the owner of all of the issued and outstanding capital stock of the Borrower and will realize substantial direct and indirect benefits as a result of the extensions of credit to the Borrower pursuant to the Loan Agreement; and

         WHEREAS, to secure, as further described below, the payment and performance of, among other things, (a) the obligations of the Pledgor arising from this Agreement and that certain Parent Guaranty of even date herewith (the "Parent Guaranty"), and (b) all obligations of the Borrower under the Loan Agreement, the Pledgor and the Administrative Agent have agreed that all stock in the Borrower and all options, warrants and other rights relating thereto and all promissory notes evidencing loans made by the Pledgor to the Borrower or any of its Subsidiaries (hereafter collectively referred to as "Pledged Interests") shall be pledged by the Pledgor to the Administrative Agent to secure the Obligations (as defined below);

         NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement to the extent not otherwise defined or limited herein, and further agree as follows:


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         1. Warranty. The Pledgor hereby represents and warrants to the
Administrative Agent that except for the security interest created hereby, the Pledgor is the legal and beneficial owner of the Pledged Interests, which with respect to equity constitute all of the issued and outstanding interests of the Borrower free and clear of all Liens, that such Pledged Interests are duly issued, fully paid and nonassessable, and that the Pledgor has the unencumbered right to pledge such Pledged Interests.

         2. Security Interest. The Pledgor hereby unconditionally grants and assigns to the Administrative Agent a continuing security interest in and to the Pledged Interests. The Pledgor has delivered to and deposited with the Administrative Agent certificates or notes representing the Pledged Interests, and undated powers endorsed in blank, or endorsements on the notes themselves, as security for (i) the payment and performance of all Obligations of the Borrower to the Administrative Agent and the Lenders under the Loan Agreement and the other Loan Documents (and any interest, fees and other charges in respect of the Loan Documents that would accrue but for the filing of a bankruptcy action with respect to the Borrower, whether or not such claim is allowed in such bankruptcy action), as the same may be amended from time to time, or as a result of making the Loans, (ii) the payment of any and all damages which the Administrative Agent and the Lenders, or any of them, may suffer by reason of a breach of any obligation, covenant or undertaking with respect to this Agreement, the Loan Agreement, or any other Loan Document by the Borrower or any other obligor thereunder, and (iii) all of the obligations of the Pledgor and any other obligor to the Administrative Agent and the Lenders, or any of them, under this Agreement, the Loan Agreement, the Parent Guaranty or any other Loan Document or as a result of making the Loans, and any extensions, renewals or amendments of any of the foregoing, however created, acquired, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, together with any other `Obligations,' as defined in the Loan Agreement (all of the foregoing obligations described in clauses (i), (ii), and (iii) being hereinafter collectively referred to as the "Obligations").

         3. Additional Pledged Interests. In the event that, during the term of this Agreement, the Pledgor shall become entitled to receive or shall receive any certificate or any other instrument evidencing any part of the Pledged Interests (including, without limitation, any certificate or other instrument representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), or any options or rights, or any promissory notes or other debt instruments, whether as an addition to, in substitution for, or in exchange for any of the Pledged Interests, or otherwise, the Pledgor agrees to promptly deliver such additional Pledged Interests to the Administrative Agent, together with undated powers endorsed in blank by the Pledgor or endorsements on the notes themselves, and shall thereupon constitute additional Pledged Interests to be held by the Administrative Agent under the terms of this Agreement. In case any distribution of any stock, general partner interests, limited partner interests, limited liability company interests, member interests or other equity interests of any Person, regardless of class or designation, or any warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character with respect to any of the foregoing, or any promissory notes or other debt instruments, shall be made on or in respect of the Pledged Interests or any property shall be distributed upon or with respect to the Pledged Interests pursuant to the



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recapitalization or reclassification of the equity interests of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Administrative Agent to be held by it as additional collateral security for the Obligations. All sums of money and property so paid or distributed in respect of the Pledged Interests which are received by the Pledgor shall, until paid or delivered to the Administrative Agent, be held by the Pledgor in trust for the benefit of the Administrative Agent as additional collateral security for the Obligations.

         4. Default. Subject to Section 13 hereof, the Administrative Agent may sell or otherwise dispose of the Pledged Interests at a public or private sale or make other commercially reasonable disposition of the Pledged Interests or any portion thereof after ten (10) calendar days' notice to the Pledgor, and the Administrative Agent or any Lender may purchase the Pledged Interests or any portion thereof at any public sale. The proceeds of the public or private sale or other disposition first shall be applied to the costs of the Administrative Agent incurred in connection with the sale, expressly including, without limitation, any costs under Section 7 hereof, and then as provided in the Loan Agreement. In the event the proceeds of the sale or other disposition of the Pledged Interests are insufficient to satisfy the Obligations, the Pledgor shall remain liable for any such deficiency.

         5. Additional Rights of Secured Party. In addition to its rights and privileges under this Agreement, the Administrative Agent shall have all the rights, powers and privileges of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction.

         6. Return of Pledged Interests. Upon payment in full of all principal and interest of the Loans, full performance by the Borrower of all covenants, undertakings and obligations under the Loan Agreement, and the other Loan Documents, and satisfaction in full of any other Obligations, other than the Obligations which survive the termination of the Loan Agreement as provided in
Section 11.16 of the Loan Agreement, and after such time as the Lenders shall have no obligation to make any further Advances to the Borrower, the Administrative Agent shall return the remaining Pledged Interests and all rights received by the Administrative Agent as a result of its possessory interest in the Pledged Interests to the Pledgor.

         7. Disposition of Pledged Interests by Administrative Agent. None of the Pledged Interests is registered or qualified under the various federal or state securities laws of the United States and disposition thereof may be restricted to one or more private (instead of public) sales in view of the lack of such registration. The Pledgor understands that upon such disposition, the Administrative Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. The Pledgor, therefore, agrees that:

                  (a) if the Administrative Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, the Administrative Agent shall have the right to rely upon the advice and opinion of any national brokerage or investment firm having recognized expertise and experience in connection with shares of integrated communications providers and other communications companies (but shall not be obligated to seek such advice and the failure to do so



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         shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interests for sale and as to the best price reasonably obtainable at the private sale thereof; and

                  (b) such reliance shall be conclusive evidence that the Administrative Agent has handled such disposition in a commercially reasonable manner.

         8. Pledgor's Obligations Absolute. The obligations of the Pledgor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against the Borrower or any other Person, nor against other security or liens available to the Administrative Agent. The Pledgor hereby waives any right to require that an action be brought against any other Person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of the Administrative Agent or any of the Lenders in favor of any other Person prior to the exercise of remedies hereunder, or to require action hereunder prior to resort by the Administrative Agent to any other security or collateral for the Obligations.

         9. Voting Rights.

                  (a) Subject to the provisions of Section 13 hereof, (i) the Administrative Agent may, upon ten (10) calendar days' prior notice to the Pledgor of the Administrative Agent's intention to do so, exercise any and all voting rights, and all other ownership or consensual rights of the Pledged Interests owned by the Pledgor, but under no circumstances is the Administrative Agent obligated by the terms of this Agreement to exercise such rights, and (ii) the Pledgor hereby appoints the Administrative Agent, which appointment shall be effective on the 10th day following the giving of notice by the Administrative Agent as provided in the foregoing clause (i), the Pledgor's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Pledged Interests in any manner the Administrative Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, members or partners, as applicable. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

                  (b) For so long as the Pledgor shall have the right to vote the Pledged Interests owned by it, the Pledgor covenants and agrees that it will not, without the prior written consent of the Administrative Agent, vote or take any consensual action with respect to such Pledged Interests which would constitute an Event of Default.

         10. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be given in the manner set forth in
Section 11.1 of the Loan Agreement, at the address for the Administrative Agent set forth in such section, and for the Pledgor to it at the address set forth for the Borrower in Section 11.1 of the Loan Agreement.

         11. Binding Agreement. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of New York applicable to agreements made and to be performed wholly within the State of New York. This Agreement, together with all



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documents referred to herein, constitutes the entire agreement between the parties with respect to the matters addressed herein and may not be modified except by a writing executed by the Administrative Agent and the Pledgor and delivered by the Administrative Agent to the Pledgor.

         12. Severability. If any paragraph or part thereof shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

         13. FCC Compliance. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by the Administrative Agent which may require the consent or approval of the FCC and the proxy granted in
Section 9(a) hereof shall not become effective unless and until all requirements of the Communications Law, requiring the consent to or approval of such action by the FCC, have been satisfied. The Pledgor covenants that, upon request of the Administrative Agent, it will cooperate in causing to be filed such applications and taking such other action as may be requested by the Administrative Agent to obtain consent or approval of the FCC to any action contemplated by this Agreement and to give effect to the security interest of the Administrative Agent, including, without limitation, cooperating in the execution of an application for consent by the FCC to an assignment or transfer involving a change in ownership or control pursuant to the provisions of the Communications Law.

         14. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

         15. Administrative Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Administrative Agent" shall be a reference to the Administrative Agent for itself and for the ratable benefit of the Lenders, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Administrative Agent for the benefit of and on behalf of all the Lenders.



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         IN WITNESS WHEREOF, the undersigned parties hereto have executed this
Agreement by and through their duly authorized officers, as of the day and year first above written.

PLEDGOR:                                    STATE COMMUNICATIONS, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            Attest:
                                                   -----------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------





ADMINISTRATIVE AGENT:                       TORONTO DOMINION (TEXAS), INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------